SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                                February 11, 2003

                              U.S. INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)





           Delaware                       1-14557               22-3568449
-------------------------------  ------------------------   ------------------
(State of other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
        Incorporation)                                    Identification Number)


  777 S. Flagler Drive, Suite 1108W, West Palm Beach, FL          33401
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        (Address of Principal Executive Offices)               (Zip Code)



                                 (561) 514-3838
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              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

See press release of Registrant dated February 11, 2003 attached as Exhibit 99.1 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

   (c)   Exhibits   Description
           99.1     U.S. Industries, Inc. Press Release dated February 11, 2003.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           U.S. INDUSTRIES, INC.


Date: February 12, 2003                    By: /s/ Steven C. Barre
                                           -----------------------
                                           Name: Steven C. Barre
                                           Title: Senior Vice President, General
                                             Counsel and Secretary